One way to select sound investments is to choose them from a recognized index—another is to use a disciplined, quantitative selection strategy. Defined Asset Funds® has a portfolio that does both. If you want to balance your holdings with a group of attractive stocks that offer higher dividend yields from established, large-cap companies, we can help...

Select S&P Industrial Portfolio

Defined Asset Funds—
Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

The Strategy

The Select S&P Portfolio singles out stocks from the S&P Industrial Index* for a combination of capital appreciation potential and current dividend income.

This value-oriented Portfolio seeks total return through a contrarian strategy of selecting 15 Index stocks with high dividend yields, and holding them for about one year.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies from the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

  Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index* that includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average* (DJIA).

  Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's*. Standard & Poor's determines these stock rankings using a computerized system that focuses primarily on the growth and stability of per-share earnings and dividends.

  It then assigns a symbol to each stock, from "A+" for the higher-ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.
  Market Capitalization: We then rank the stocks by market capitalization, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.

  Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group we select the 15 highest, dividend-yielding stocks for the Portfolio, whose prices may be undervalued.
Long-Term Investing

The Select S&P Industrial Portfolio is based on a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At that time, you can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Past Performance of Prior Select S&P Industrial Portfolios
Past Performance is no guarantee of future results
From Inception Through 6/30/00 (including annual rollovers)			Most Recently Completed Portfolio

Series	Inception Date	Annualized Return	Period	Annualized Return
A	1/22/97	4.26%	2/17/99-3/24/00	-19.41%
B	2/24/97	3.95	3/29/99-4/28/00	-19.95
C	4/21/97	5.18	5/3/99-6/2/00	-19.06
D	6/9/97	-0.58	6/15/98-7/23/99	7.93
E	7/21/97	-0.88	7/27/98-8/27/99	1.39
F	9/8/97	4.51	9/14/98-10/15/99	-1.91
G	10/20/97	-0.31	10/26/98-12/3/99	5.03
H	12/2/97	-1.81	12/14/98-1/14/00	-10.68
J	1/8/98	-2.75	1/11/99-2/11/00	-25.77
The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Select S&P Industrial Portfolio -- 2000 Series F†
	Name of Issuer	Symbol	Current Dividend Yield‡
1.	The May Department Stores Company	MAY	4.40%
2.	ConAgra, Inc.	CAG	4.26%
3.	Newell Rubbermaid, Inc.	NWL	3.69%
4.	Albertson's, Inc.	ABS	3.65%
5.	Pitney Bowes, Inc.	PBI	2.99%
6.	Rohm and Haas Company	ROH	2.91%
7.	Textron, Inc.	TXT	2.79%
8.	ALLTEL Corporation	AT	2.57%
9.	Avery Dennison Corporation	AVY	2.43%
10.	Emerson Electric Company	EMR	2.34%
11.	Johnson Controls, Inc.	JCI	2.34%
12.	Air Products and Chemicals, Inc.	APD	2.24%
13.	The Clorox Company	CLX	2.21%
14.	Hershey Foods Corporation	HSY	2.20%
15.	The Gillette Company	G	2.14%
The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

The S&P Industrial Index The S&P Industrial Index tracks industrial stocks from the S&P 500, currently representing about 375 companies. The S&P 500 is a capitalization-weighted index of 500 stocks selected for market size, liquidity and industry group representation. It holds industrials, utilities, financials and transportation stocks, and is widely used as a benchmark of U.S. equity performance.
Hypothetical Past Performance of Strategy (not any Portfolio) 27-Year Annual Total Returns Strategy returns are net of sales charges and expenses.§
Year	Strategy§	DJIA	S&P 500 Index	S&P Industrial Index	Year	Strategy§	DJIA	S&P 500 Index	S&P Industrial Index
1973	-20.13%	-13.12%	-14.66%	-14.61%	1988	42.04	15.95	16.58	15.80
1974	-5.35	-23.14	-26.47	-26.54	1989	35.40	31.71	31.11	29.30
1975	40.63	44.40	36.92	36.78	1990	0.96	-0.57	-3.20	-0.84
1976	30.89	22.72	23.53	22.59	1991	27.06	23.93	30.51	30.39
1977	-6.53	-12.71	-7.19	-8.20	1992	11.50	7.34	7.67	5.63
1978	6.06	2.69	6.39	7.50	1993	2.28	16.72	9.97	8.90
1979	26.47	10.52	18.02	18.40	1994	11.41	4.95	1.30	3.75
1980	18.23	21.41	31.50	32.98	1995	36.68	36.48	37.10	34.26
1981	7.67	-3.40	-4.83	-6.69	1996	12.25	28.57	22.69	22.70
1982	25.87	25.79	20.26	20.14	1997	33.34	24.78	33.10	30.80
1983	24.72	25.68	22.27	22.79	1998	15.10	18.00	28.34	33.43
1984	12.34	1.06	5.95	4.09	1999	-13.10	27.01	20.89	25.66
1985	29.98	32.78	31.43	30.08	6/30/00	-3.06	-8.44	-0.44	-0.81
1986	28.78	26.91	18.37	18.54
1987	2.52	6.02	5.67	9.13	Average	14.54%	13.05%	13.40%	13.51%

Average Annual Total Returns

For periods ending 12/31/99	3 year	5 year	10 year	15 year	20 year	25 year
Strategy§	9.80%	15.23%	12.69%	17.28%	17.34%	17.52%
DJIA	23.2O	26.83	18.19	19.52	17.95	16.72
S&P 500 Index	27.34	28.28	18.07	18.78	17.64	17.02
S&P Industrial Index	29.92	29.29	18.75	19.26	17.86	17.16

Hypothetical past performance of the strategy is no guarantee of future performance of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 10, and the S&P 500 Index in 11 and the S&P Industrial Index in 10 of the last 27 years.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

*	"Standard & Poor's," "S&P," "S&P 500 Index" and "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.
†	Initial date of deposit - August 7, 2000.
‡	Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on August 4, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.
§	Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

QUANTITIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
•	This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

•	There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease or that this Portfolio will outperform either index.

•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

•	These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

•	Stocks in this Portfolio were chosen for characteristics such as value and quality, which may be at odds with those of the stocks driving the market at any given time.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.237%	$2.34

Estimated Organization Costs		$1.95

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Make Quality Part of Your Portfolio Today!

You can get started with $250. This Fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Internet Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks.You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.